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                                                                   Exhibit 10.1C

Mr. Edward J. Gildea, President
Converted Organics, Inc.
7A Commercial Wharf West
Boston, MA 02210

January 12, 2007

Re: April 11, 2006 FINANCING TERMS AGREEMENT

Dear Mr. Gildea:

      This letter confirms that the COMPANY and the undersigned PURCHASER of UNITS pursuant to the above-referenced FINANCING TERMS AGREEMENT AND PURSUANT TO THE EXTENSION LETTER DATED OCTOBER 16, 2006 (attached hereto as Exhibit A) agree as follows (CAPITALIZED/ITALIC terms shall have the same meaning ascribed to them in the FINANCING TERMS AGREEMENT):

      1. The MATURITY DATE is hereby extended to the earlier of February 19, 2007 or the closing of a PUBLIC OFFERING.

      2. The COMPANY'S obligation to deliver ALTERNATE BRIDGE EQUITY UNITS in the absence of a PUBLIC OFFERING is postponed to February 19, 2007.

      3. Up through February 19, 2007 the COMPANY at its option shall have the right, but not the obligation, to pay the Bridge NOTES interest in PRIMARY BRIDGE EQUITY UNITS (or ALTERNATE BRIDGE EQUITY UNITS, as the case may be). Any PRIMARY BRIDGE EQUITY UNITS so issued shall be entitled to the same registration rights set forth in the FINANCING TERMS AGREEMENT for all other PRIMARY BRIDGE EQUITY UNITS.

      4. The undersigned hereby appoints David A. Rapaport, Esq. (Executive Vice President and General Counsel of High Capital Finding, LLC) as his/her/its Agent to permit up to two (2) 30-day Maturity Date extensions.

      Notwithstanding the MATURITY DATE extension, and the FINANCING TERMS AGREEMENT AND THE EXTENSION LETTER DATED OCTOBER 16, 2006, the COMPANY agrees that the interest rate on the BRIDGE NOTES shall be computed at the rate of 18% per annum from October 16, 2006 to the date of payment in full of all interest and principal on the BRIDGE NOTES.

Very truly yours,


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Accepted and agreed:

Converted Organics, Inc.

By:                                           Date:
    -----------------------------------            -----------------------------
    Edward J. Gildea, President